                              FOURTH AMENDMENT TO
                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT
                          --------------------------


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "Amendment") is made and entered into as of the 15th day of August, 1999 (the "Effective Date"), by and among CROSS TIMBERS OIL COMPANY, a Delaware corporation ("Company"), the Banks that are signatories hereto (collectively, the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for Banks, BANK OF AMERICA, N.A., (formerly NationsBank, N.A. and surviving bank by merger with and into Bank of America National Trust and Savings Association) as Syndication Agent for Banks and CHASE BANK OF TEXAS, N.A., as Documentation Agent for Banks.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Company, Morgan Guaranty Trust Company of New York, as Administrative Agent for Banks, NationsBank, N.A. d/b/a Bank of America N.A., as Syndication Agent for Banks, Chase Bank of Texas, N.A., as Documentation Agent for Banks, and Banks have entered into that certain Amended and Restated Revolving Credit Agreement dated as of November 16, 1998, which amends and restates in its entirety that certain Revolving Credit Agreement dated August 28, 1998, which amends and restates in its entirety that certain Revolving Credit Agreement dated as of April 17, 1998, as amended (as amended by the foregoing, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of May 17, 1999 among Company and Banks, as amended by that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of June 7, 1999 among Company and Banks, as amended by that certain Third Amendment to Amended and Restated Revolving Credit Agreement dated as of June 17, 1999 among Company and Banks and as in effect as of the Effective Date, as amended hereby and as amended from time to time hereafter, the "Loan Agreement").

     WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                          Definitions and References
                          --------------------------

     1.01 Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement as in effect immediately prior to the Effective Date shall have the meaning assigned to such term in the Loan Agreement as so in effect. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Loan Agreement" and each other similar reference contained in the Loan Agreement shall from and after the Effective Date refer to the Loan Agreement as amended hereby.


                                  ARTICLE II
                                  Amendments
                                  ----------

     2.01.  Amendments to Article I; Additional Defined Terms.  Effective as of
            -------------------------------------------------
the Effective Date, Article I of the Loan Agreement is amended by including the following defined terms:

     (i)    "Arkoma Holding" shall mean Arkoma Holding Corporation, a Delaware
             --------------
            corporation that owns oil and gas properties located in the Arkoma Basin area of Arkansas and Oklahoma.

     (ii)   "Arkoma Acquisition Agreement" shall mean that certain Purchase and
             ----------------------------
            Sale Agreement dated as of July 30, 1999 between Seagull Energy E&P, Inc. and Company, pursuant to which Company has agreed to acquire all of the Capital Stock of Arkoma Holding. Pursuant to the terms of the Lehman Agreement, Company's rights and interests in the Arkoma Acquisition Agreement shall be assigned and transferred to Summer Holding.

     (iii)  "Hugoton Royalty Trust" shall mean that certain royalty trust
             ---------------------
            created and evidenced by that certain Royalty Trust Indenture dated December 1, 1998 between Company, as Grantor, and NationsBank, N.A., as Trustee, pursuant to which Company has conveyed to the Hugoton Royalty Trust an overriding royalty interest of 80% of the net proceeds attributable to Company's leasehold working interest in certain Mineral Properties located in the Hugoton area in Kansas and Oklahoma, the Anadarko Basin area in Oklahoma and the Green River Basin area in Wyoming.

     (iv)   "HGT Units" shall mean units of beneficial interest in the Hugoton
             ---------
            Royalty Trust.

     (v)    "Lehman" shall mean Lehman Brothers, Inc. and any Subsidiary or
             ------
            Affiliate thereof that owns an equity interest in Redwine Holdings, Spring Holdings, Arkoma Holding or Summer Holding.

     (vi)   "Redwine Holdings" shall mean Redwine Holdings LLC, a Delaware
             ----------------
            limited liability company that was formed pursuant to the terms of the Lehman Agreement, the members of which are Cross Timbers Trading Company, to the extent of a 50% equity interest, and LBI Group, Inc., a Subsidiary of Lehman Brothers, Inc., to the extent of a 50% equity interest. The assets and properties of Redwine Holdings shall consist of all the Capital Stock of Spring Holding that was acquired pursuant to the Spring Holding Acquisition Agreement and all of the Capital Stock of Summer Holding.

     "Summer Holding" shall mean Summer Holding Company, a limited liability
      --------------
company or corporation to be formed pursuant to the terms of the Lehman Agreement as a wholly owned subsidiary of Redwine Holdings. The assets and properties of Summer Holding shall consist of all of the Capital Stock of Arkoma Holding that is to be acquired pursuant to the Arkoma Acquisition Agreement.

     (vii)  "Texas Permian Royalty Trust" shall mean that certain royalty trust
             ---------------------------
            to be formed by Company, pursuant to which Company shall assign and convey to such royalty trust an 80% net profits overriding royalty interest in primarily leasehold Mineral Properties owned by Company in the Permian Basin area of Texas and New Mexico and the Ozona area in Texas. The Texas Permian Royalty Trust is further described in
            Section 5.05(b)(iii).

     (viii) "TPT Units" shall mean units of beneficial interest in the Texas
             ---------
            Permian Royalty Trust.

     2.02.  Amendment to Article I; Amendment to Certain Defined Terms.
            ----------------------------------------------------------

               A. Effective as of the Effective Date, the defined term "Dividends" as it appears in Article I of the Loan Agreement is amended by including the following provision at the conclusion of such defined term:

              "Notwithstanding the foregoing, Dividends of Company shall not include any of the following:

              (a) the transaction pursuant to which the proceeds used by Company from the sale of its Capital Stock under Prospectus Supplement to Prospectus dated April 10, 1998 to redeem or repurchase 1,920,000 shares of Company's Capital Stock issued to Shell Oil Company in connection with Company's acquisition of certain Mineral Properties from Shell Oil Company located in the Cook Inlet of Alaska; or

              (b) any transaction in which any member of Company's management exchanges shares of Company's Capital Stock for options to acquire HGT Units or TPT Units."

              B. Effective as of the Effective Date, the defined term "Lehman Agreement" as it appears in Article I of the Loan Agreement is deleted and the following is substituted therefor:

              "(i) "Lehman Agreement" shall mean collectively that certain
                    ----------------
              Commitment Letter dated May 17, 1999 between Company and Lehman Brothers, Inc. and that certain Equity Commitment Letter dated July 29, 1999 among Company, Lehman Brothers, Inc. and Redwine Holdings, pursuant to which, among other things, Cross Timbers Trading Company and Lehman Brothers, Inc. or an Affiliate thereof have each acquired a 50% equity interest in Redwine Holdings and thereby each funded 50% of the costs required to acquire the Capital Stock of Spring Holding pursuant to the terms of the Spring Holding Acquisition Agreement, and each will fund 50% of the costs required to acquire the Capital Stock of Arkoma Holding pursuant to the terms of the Arkoma Acquisition Agreement, together with (i) the definitive agreement that is to be entered into between Company and Lehman Brothers, Inc. as contemplated in such Commitment Letter and (ii) that certain Put and Call Agreement dated as of July 1, 1999 Company and LB I Group Inc."

          C. Effective as of the Effective Date, the third sentence in the definition of "Mineral Properties" (which sentence begins with the phrase "Upon formation of the Proposed Royalty Trust") as it appears in Article I of the Loan Agreement is hereby deleted and the following sentences are substituted therefor:

          "Mineral Properties shall include the HGT Units and TPT Units owned and held by Company."

          D. Effective as of the Effective Date, subclause (f) in the definition of "Net Revenue" as it appears in Article I of the Loan Agreement is deleted and the following is substituted therefor:

          "(f) the cash dividends and distributions projected to be paid to Company or any subsidiary during such Reference Period on account of its CRT Units, HGT Units and TPT Units"

          E. Effective as of the Effective Date, the defined term "Non-CT Royalty Trust Units" as it appears in Article I of the Loan Agreement is deleted and the following definition is substituted therefor:

          "Non-CT Royalty Trust Units" shall mean any units of beneficial or
           --------------------------
          direct ownership in any royalty trust other than CRT Units, HGT Units or TPT Units."

          F. Effective as of the Effective Date, the last sentence of the defined term "Subsidiary" or Subsidiaries" as it appears in Article I of the Loan Agreement is deleted and the following sentence is substituted therefor:

          "Notwithstanding the foregoing, so long as (a) none of the assets or properties of the Spring Companies and/or Arkoma Holding are included in the Borrowing Base and (b) neither Company nor any Subsidiary is obligated to pay any of the Indebtedness of Redwine Holdings, Spring Holding, Summer Holding, Arkoma Holding or any of the Spring Companies, neither Redwine Holdings, Summer Holding nor any of their subsidiaries shall be deemed a Subsidiary, either at the formation of such entities or if Company or any Subsidiary should acquire any additional equity interests in any of such entities or the Capital Stock of Spring Holding or Arkoma Holding."

     2.03.  Deletion of Certain Definitions.  Effective as of the Effective
            -------------------------------
Date, the defined terms "Proposed Royalty Trust," "Spring Acquisition Company" and "Spring Subsidiary" as they appear in Article I of the Loan Agreement are deleted from the Loan Agreement.

     2.04.  Amendment to Section 4.02(b).  Effective as of the Effective Date,
            ----------------------------
the last sentence of Section 4.02(b) of the Loan Agreement is deleted and the following sentence is substituted therefor:

     "In addition, if Company should make a public offering of any of its Capital Stock, HGT Units or TPT Units or sells any of its Mineral Properties, then Company shall make a mandatory prepayment on the Notes to the extent required according to Section 8.23."

     2.05  Amendment to Section 5.05(a).  Effective as of the Effective Date,
           ----------------------------
the phrase "or the transfer of Mineral Properties to the Proposed Royalty Trust" as it appears in the parenthetical of the first sentence of Section 5.05(a) of the Loan Agreement is deleted and the phrase "or the transfer of Mineral Properties to the Hugoton Royalty Trust or the Permian Texas Royalty Trust or the sale or transfer of any HGT Units or TPT Units" is substituted therefor.

     2.06  Amendment of Section 5.05(b).  Effective as of the Effective Date,
           ----------------------------
Section 5.05(b) of the Loan Agreement is deleted and the following is substituted therefor:

     "(b)  Borrowing Base Matters Concerning Royalty Trusts.
           ------------------------------------------------

          (i) The Hugoton Royalty Trust.  The Borrowing Base currently includes
              -------------------------
     an amount that is the product of (a) the entire Borrowing Base value of the undivided interest in the Mineral Properties that were assigned and conveyed by Company to the Hugoton Royalty Trust times (b) a percentage,
                                                      -----
     (i) the numerator of which is the number of HGT Units owned or held by Company and any Subsidiary and (ii) the denominator of which is the number of all issued and outstanding HGT Units. If Company should sale or transfer any additional HGT Units (by public offering or otherwise), the Borrowing Base shall be further reduced by an amount that is the product of
     (a) the entire Borrowing Base value assigned to the Mineral Properties that were assigned and conveyed to the Hugoton Royalty Trust times (b) a
                                                             -----
     percentage, (i) the numerator of which is the number of such additional HGT Units sold or transferred by Company and (ii) the denominator of which is the number of all issued and outstanding HGT Units.

          (ii) Texas Permian Royalty Trust.  Upon formation of the Texas Permian
               ---------------------------
     Royalty Trust, the Borrowing Base shall include the entire Borrowing Base value of the undivided interest in the Mineral Properties that are assigned and conveyed (or are to be assigned and conveyed) by Company to the Texas Permian Royalty Trust for so long as Company owns all of the issued and outstanding TPT Units. Company has advised Banks that Company intends to make a public offering of some or all of the TPT Units. If a public offering is made of the TPT Units, the Borrowing Base shall be reduced as of the closing date of such public offering (or, if applicable, at such later date as provided below) by an amount that is the product of (a) the entire Borrowing Base value assigned to the Mineral Properties assigned and conveyed (or to be assigned and conveyed) to the Texas Permian Royalty Trust times (b) a percentage, (i)
                                                  -----
     the numerator of which is the number of TPT Units that are acquired by Persons other than Company and any Subsidiary pursuant to such public offering and (ii) the denominator of which is the number of all issued and outstanding TPT Units. Company has also advised Banks that Company intends to use all or a portion of the proceeds derived from the public offering of TPT Units to fund Company's purchase of Lehman's equity interest in Arkoma Holding (either directly or indirectly by acquiring Lehman's equity interest in Redwine Holdings or Summer Holding) pursuant to a tax-free exchange (of TPT Units for Lehman's equity interest in Arkoma Holding). If Company acquires Lehman's equity interest in Arkoma Holding pursuant to a tax-free exchange utilizing proceeds derived from a public offering of TPT Units, the reduction in the Borrowing Base to occur on account of such public offering of TPT Units as provided in this Section 5.05(b)(ii) shall be deferred until the date that Company acquires Lehman's equity interest in Arkoma Holding if (i) the proceeds derived from the public offering of the TPT Units are deposited in an account maintained by (and in the name of) a financial intermediary for the purpose of carrying-out the tax-free exchange and (ii) the account and the proceeds deposited therein are subject to an arrangement approved by Agents that assures that the proceeds deposited in such account are restricted from transfer or withdrawal without prior consent of Administrative Bank except to purchase Lehman's equity interest in Arkoma Holding or otherwise applied as permitted according to Section 8.23.

          (iii)  Management Options.  Company has granted options to certain
                 ------------------
     members of Company's management to acquire HGT Units and TPT Units. The Borrowing Base shall not be reduced upon the issuance of options to members of Company's management to acquire HGT Units and/or TPT Units. If members of Company's management exercise their options to acquire HGT Units and/or TPT Units (such units acquired by Company's management upon exercising such options are herein called "Option Units"), the Borrowing Base shall be reduced by an amount that is the product of (a) the entire Borrowing Base value assigned to the Mineral Properties respecting the Hugoton Royalty Trust or The Texas Permian Royalty Trust for which the Option Units were exercised (as the case may be) times (b) a percentage, (i) the numerator of
                                    -----
     which is the number Option Units respecting the Hugoton Royalty Trust or the Texas Permian Royalty Trust for which the Option Units were exercised by Company's management (as the case may be) and (ii) the denominator of which is the number of all issued and outstanding units respecting the Hugoton Royalty Trust or the Texas Permian Royalty Trust for which the Option Units were exercised (as the case may be); provided, however, that there shall be no such reduction to the Borrowing Base on account of the issuance of Option Units during any 12-month period for the initial $3,000,000 in Borrowing Base value for such Option Units issued during such 12-month period (as determined by the calculation set forth above).

          (iv) Borrowing Base Certificates.  Company shall submit a certificate
               ---------------------------
     to Banks setting forth its proposed reduction to the Borrowing Base that is required under this Section 5.05(b) not later than ten (10) Business Days after the consummation of a public offering of the HGT Units or TPT Units or (ii) as to the transfer of Option Units to Company's management, not later than ten (10) Business Days after Company has transferred Option Units that have a Borrowing Base value of $3,000,000 in the aggregate and thereafter not later than ten (10) Business Days after Company has transferred such additional Option Units that have a Borrowing Base value of $1,000,000 in the aggregate; provided, however, that if Majority Banks, for any reason, disapprove of the proposed Borrowing Base value certified by Company, then Majority Banks shall determine the Borrowing Base."

     2.07  Amendment to Article 6.
           ----------------------

          A. Effective as of the Effective Date, the term "Spring Subsidiary" wherever such term appears throughout Article 6 of the Loan Agreement is deleted.

          B. Effective as of the Effective Date, the phrase "CT Operating and each Gas Marketing Subsidiary" wherever such phrase appears throughout
     Article 6 of the Loan Agreement is deleted and the phrase "CT Operating, Cross Timbers Trading Company and each Gas Marketing Subsidiary" is substituted therefor.

     2.08  Amendment to Section 6.24.  Effective as of the Effective Date, the
           -------------------------
term "Proposed Royalty Trust" as it appears in Section 6.24 of the Loan Agreement is deleted and the term "Texas Permian Royalty Trust" is substituted therefor.

     2.09  Amendment to Sections 8.01(c).  Effective as of the Effective Date,
           -----------------------------
the last sentence of Section 8.01(c) of the Loan Agreement is deleted and the following sentence is substituted therefor:

     "contemporaneous with the delivery to each of the respective lenders to the Spring Companies and Summer Holding (and/or Arkoma Holding), Company shall deliver to Banks each reserve report evaluating the oil and gas reserves of the Spring Companies and Arkoma Holding that is required to be delivered to such lenders pursuant to any of the respective credit agreements among the Spring Companies and Summer Holding (and/or Arkoma Holding) and such lenders, provided, however, if any such credit agreement is no longer in effect, Company shall deliver to Banks a reserve report evaluating the oil and gas reserves of the Spring Companies and/or Arkoma Holding (as the case may be) in the same manner and at such times as a Reserve Report is required to be delivered to Banks according to Section 5.03 hereof;"

     2.10.  Amendment to Section 8.01(l).  Effective as of the Effective Date,
            ----------------------------
the phrase "If Company forms the Proposed Royalty Trust" as it appears at the beginning of Section 8.01(1) of the Loan Agreement is deleted and, thereafter, the term "Proposed

Royalty Trust" as it appears in Section 8.01(l) of the Loan Agreement is deleted and the term "Texas Permian Royalty Trust" is substituted therefor.

     2.11.  Amendment to Section 8.01(m).  Effective as of the Effective Date,
            ----------------------------
the term "Proposed Royalty Trust" as it appears in Section 8.01(m) of the Loan Agreement is deleted and the phrase "Hugoton Royalty Trust and Texas Permian Royalty Trust" is substituted therefor.

     2.12.  Amendment to Sections 8.01(n).  Effective as of the Effective Date,
            -----------------------------
Section 8.01(n) of the Loan Agreement is deleted and the following is substituted therefor:

     "(n)  Financial Information Concerning the Redwine Holdings, Spring
           -------------------------------------------------------------
     Companies and Arkoma Holding.  Contemporaneous with the delivery to each of
     ----------------------------
     the respective lenders to the Spring Companies and Summer Holding (and/or Arkoma Holding), Company shall provide to Banks copies of all financial statements of the Redwine Holdings, Spring Companies, Summer Holding and Arkoma Holding that are required to be delivered to such lenders pursuant to any of the respective credit agreements among the Spring Companies, Summer Holding (and/or Arkoma Holding) and such lenders, provided, however, if any such credit agreement is no longer in effect, Company shall deliver to Banks such financial statements of the Redwine Holdings, Spring Companies, Summer Holding and Arkoma Holding (as the case may be) in the same manner and at such times as the financial statements are required to be delivered to Banks according to Section 8.01(a) and (b) hereof."

     2.13.  Amendment to Section 8.01(o).  Effective as of the Effective Date,
            ----------------------------
Section 8.01(o) of the Loan Agreement is deleted and the following is substituted therefor:

     "(o)  Other Information.  All information concerning the April 1997
           -----------------
     Indenture, the October 1997 Indenture, the Subordinated Indebtedness and such other information concerning the business, properties or financial condition of Company, any Subsidiary, the Hugoton Royalty Trust, the Texas Permian Royalty Trust, Arkoma Holding, Summer Holding, Redwine Holdings or any of the Spring Companies as Administrative Agent or any Bank shall reasonably request."

     2.14.  Amendment to Sections 8.19.
            --------------------------

          A.  Effective as of the Effective Date, sub-clause (iii) of Section
     8.19 of the Loan Agreement is deleted and the following is substituted therefor:

          "(iii) Company and any Subsidiary to grant to Banks as security for the performance by Company of the Notes and the Obligation of Company hereunder, a valid, enforceable, perfected, first priority and the only Lien in the HGT Units and the TPT Units of Company and any Subsidiary, and"

          B. Effective as of the Effective Date, subclause (iv) of Section 8.19 of the Loan Agreement is deleted and the following is substituted therefor:

          "(iv) Company and any Subsidiary to grant to Banks as security for the performance by Company of the Notes and the Obligation of Company hereunder, a valid, enforceable, perfected, first priority and the only Lien in its equity interests in Redwine Holdings and Summer Holdings."

     2.15.  Amendment to Section 8.22.  Effective as of the Effective Date, the
            -------------------------
term "Proposed Royalty Trust" as it appears in Section 8.22 of the Loan Agreement is deleted and the term "Texas Permian Royalty Trust" is substituted therefor.

     2.16  Inclusion of Section 8.23.  Effective as of the Effective Date,
           -------------------------
Article 8 of the Loan Agreement is amended by including the following Section
8.23 at the conclusion of Article 8:

          "8.23  Proceeds from Public Offerings and Sale of Mineral Properties.
                 -------------------------------------------------------------
     If Company makes a public offering of any of its Capital Stock, HGT Units and/or TPT Units or sells any of its Mineral Properties as permitted under
     Section 9.07, the net proceeds derived from such public offerings and sales of Mineral Properties shall be utilized and applied by Company in the following manner:

               (a) first, all of such proceeds shall be applied as a mandatory prepayment of the Notes if, at the time such proceeds are received, (i) an Event of Default exists hereunder or, with the lapse of time or the giving of notice or both, an Event of Default would exist hereunder or (ii) a Borrowing Base Deficiency exists hereunder;

               (b) second, if subpart (a) above is inapplicable, such portion of such proceeds shall be applied as a mandatory prepayment of the Notes in such amount that will cause the then Total Outstandings to not exceed the Borrowing Base then in effect after giving effect to any applicable redetermination of the Borrowing Base under Section 5.05 on account of a public offering of HGT Units or TPT Units or a sale of Mineral Properties;

               (c) third, if subpart (a) above is inapplicable and after satisfying subpart (b) above if applicable, Company may use such proceeds in its discretion to (i) acquire any Investments permitted under Section 9.04(vii), and/or (ii) if and only if Redwine Holdings, Summer Holding, Spring Holding and/or Arkoma Holding (as the case may be) are wholly-owned by Company or a Subsidiary, to pay the Indebtedness owed to the bank lenders of such Person or Persons that are wholly-owned by Company or a Subsidiary; and

               (d) if subpart (a) above is not applicable, after satisfying subpart (b) above if applicable and to the extent not used according to subpart (c), any remaining proceeds shall be applied as a mandatory prepayment of the Notes."

     2.17.  Amendment to Section 9.04.
            -------------------------

     A. Effective as of the Effective Date, sub-clause (iii) of Section 9.04 of the Loan Agreement is deleted and the following is substituted therefor:

     "(iii) Company's ownership of HGT Units and TPT Units,"

     B. Effective as of the Effective Date, sub-clause (iv) of Section 9.04 of the Loan Agreement is deleted and the following is substituted therefor:

     "(iv) (a) Cross Timbers Trading Company's 50% equity ownership interest in Redwine Holdings to the extent that it is acquired pursuant to the Lehman Agreement and (b) Cross Timbers Trading Company's and/or Redwine Holdings 50% equity interest in Summer Holding to the extent that it is acquired pursuant to the Lehman Agreement,"

     C. Effective as of the Effective Date, sub-clause (vii) of Section 9.04 of the Loan Agreement is deleted and the following is substituted therefor:

     "(vii) Investments consisting of the loans and advances permitted under
     Section 9.16(e) and Investments consisting of additional equity interests in Redwine Holdings and/or the Capital Stock of Spring Holding and/or Arkoma Holding (either directly or indirectly through Investments in equity interests in Redwine Holdings and/or Summer Holding) if (1) such Investments are made pursuant to the terms of the Lehman Agreement (proceeds from the Loan may be used to acquire such Investments consisting of additional equity interests in Redwine Holdings and/or the Capital Stock of Spring Holding and/or Arkoma Holding to the extent that proceeds directly derived from (a) a public offering of the Capital Stock of Company, the CRT Units, HGT Units or the TPT Units, (b) sale of Mineral Properties and/or (c) the sale of Energy Stocks are not then available to use as consideration to acquire such Investments) or (2) Majority Banks consent to such Investments to the extent that such Investments are not acquired by the manner specified in sub-clause (1) immediately above;"

     2.18.  Amendment to Section 9.06.  Effective as of the Effective Date, the
            -------------------------
term "Proposed Royalty Trust" as it appears in Section 9.06 of the Loan Agreement is deleted and the term "Texas Permian Royalty Trust" is substituted therefor.

     2.19.  Amendment to Section 9.07.
            -------------------------

          A. Effective as of the Effective Date, the amount "$35,000,000" as set forth in sub-part (ii) of sub-clause (a) in the first sentence of
     Section 9.07 of the Loan Agreement is deleted and the amount "$60,000,000" is substituted therefor.

          B. Effective as of the Effective Date, the phrase "and Company shall pay to Banks as a mandatory principal payment on the Loan such portion of the net proceeds derived from such sales as is necessary to cause the then Total Outstandings to not exceed the Borrowing Base then in effect after redetermination under Section 5.05 on account of such sales" as it appears in sub-part (ii) of sub-clause (b) in the first sentence of Section 9.07 of the Loan Agreement is deleted and the phrase "and Company shall use and apply the net proceeds derived from such sales in the manner provided in
     Section 8.23." is substituted therefor.

          C.  Effective as of the Effective Date, the last sentence of Section
     9.07 is deleted and the following sentence is substituted therefor:

          "The provisions of this Section 9.07 shall not apply to Company's transfer or assignment of Mineral Properties to the Texas Permian Royalty Trust upon formation of the Texas Permian Royalty Trust or Company's transfer or sale of any of its HGT Units or TPT Units; provided, however, that Section 5.05(b) and Section 8.23 shall apply upon Company's transfer or sale of any of its HGT Units or TPT Units."

     2.20.  Amendment to Section 9.14.
            -------------------------

          A.  Effective as of the Effective Date, sub-clause (iii) of Section
     9.14 of the Loan Agreement is deleted and the following is substituted therefor.

     "(iii) the Guaranty by Company of the trade payables (including letters of credit) of the Subsidiaries, Spring Holding and/or Arkoma Holding which are incurred in the ordinary course of such Persons' business, provided however, that the total Indebtedness guarantied by such Guaranty shall not exceed $20,000,000 in the aggregate at any one time outstanding,"

          B. Effective as of the Effective Date, the phrase "provided that the Indebtedness respecting such other equipment leases is permitted under
     Section 9.01 hereof" as it appears in sub-clause (vi) of Section 9.14 of the Loan Agreement is deleted.

     2.21.  Amendment to Section 9.16.
            -------------------------

          A. Effective as of the Effective Date, sub-clause (a) of Section 9.16 of the Loan Agreement is deleted and the following is substituted therefor:

     "(a) may make loans or advances to any Person other than Summer Holding, Arkoma Holding, Redwine Holdings, any of the Spring Companies or any

     Person who is an officer or director of Company if such loans or advances are in the ordinary course of Company's business,"

          B. Effective as of the Effective Date, sub-clause (c) of Section 9.16 of the Loan Agreement is deleted and the following is substituted therefor:

     "(c) Company or a Subsidiary may make loans or advances to any of the Spring Companies (either directly or indirectly through Redwine Holdings) up to an aggregate amount of $5,000,000 for all of such loans or advances,"

          C. Effective as of the Effective Date, Section 9.16 is amended by including the following sub-clauses (d) and (e) at the conclusion of such section:

     "(d) Company or any Subsidiary may make loans or advances to Arkoma Holding or Summer Holding (either directly or indirectly through Redwine Holdings) up to an aggregate amount of $5,000,000 for all of such loans or advances, and (e) in addition to the loans and advances permitted in sub-clauses (c) and (d) above, but if and only to the extent that Redwine Holdings, Summer Holding, Spring Holding and/or Arkoma Holding is then wholly-owned by Company or a Subsidiary, Company or a Subsidiary may make loans or advances to either of such Persons that is so wholly-owned if (i) the proceeds of such loans or advances are used by such Persons to repay Indebtedness of such Persons to its bank lenders, (ii) the source of such proceeds loaned or advanced derive from Company's public offering of its Capital Stock, HGT Units and/or TPT Units or the sale of Mineral Properties and (iii) such proceeds may be used to make such loans or advances to such Persons according to Section 8.23."

     2.22.  Amendment to Section 9.21.
            -------------------------

            A. Effective as of the Effective Date, the term "Proposed Royalty Trust" as it appears in Section 9.21 of the Loan Agreement is deleted and the term "Texas Permian Royalty Trust" is substituted therefor.

            B. Effective as of the Effective Date, the date "December 31, 1998" as it appears in sub-clause (iii) of Section 9.21 of the Loan Agreement is deleted and the date "June 30, 2000" is substituted therefor.

     2.23.  Amendment to Section 10.04.  Effective as of the Effective Date, the
            --------------------------
phrase "Proposed Royalty Trust" as it appears in Section 10.04 of the Loan Agreement is deleted and the phrase "Texas Permian Royalty Trust" is substituted therefor.

                                  ARTICLE III
                              Condition Precedent
                              -------------------

     3.01.  Counterparts; Conditions to Effectiveness.  This instrument shall
            -----------------------------------------
become effective (and the Loan Agreement shall be amended with the amendments referred to herein) as of the Effective Date when Administrative Agent shall have received a duly executed counterpart hereof signed by Company and Majority Banks (or, in the case of any Bank included within Majority Banks as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

     3.02.  Amendment Fee. Upon Administrative Agent's receipt of duly executed
            -------------
counterparts hereof signed by Company and Majority Banks, Company shall pay to Administrative Agent a fee in the amount derived by multiplying (i) an amount that is equal to 0.125%) of the Commitment amount in effect as of the Effective Date by (ii) the cumulative Percentage of all Banks that sign a counterpart of this Amendment. Administrative Agent shall distribute such fee to only those Banks that sign a counterpart of this Amendment, with each such Bank's pro rata share of such fee being its Percentage of the fee as determined according to this Section 3.02. The fee payable under this Section 3.02 shall be paid by Company to Administrative Agent within three (3) Business Days after Company's receipt of Administrative Agent's written request or invoice for same.

                                  ARTICLE IV
                 Ratifications, Representations and Warranties
                 ---------------------------------------------

          4.01.  Ratifications.  The terms and provisions set forth herein shall
                 -------------
modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement immediately before giving effect hereto and the other Loan Papers, and, except as expressly modified, amended, and superseded herein, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Company and Banks agree that the Loan Agreement, as amended hereby, and the other Loan Papers shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

          4.02.  Representations, Warranties and Agreements.  Company hereby
                 ------------------------------------------
represents and warrants to Banks that (a) the execution, delivery and performance of the Loan Agreement as amended hereby has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and (d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended hereby.

          4.03.  Representations and Warranties Concerning Investments in Arkoma
                 ---------------------------------------------------------------
Holding and Spring Holding.  Company hereby represents and warrants to Banks
---------------------------
that neither Summer Holding's acquisition of the Capital Stock of Arkoma Holding nor Company's nor any Subsidiary's subsequent acquisition of any additional equity interests in Summer Holding or Redwine Holdings or the Capital Stock of Spring Holding or Arkoma Holding will cause Company or any Subsidiary (a) to incur, assume or otherwise become liable for any Indebtedness of Summer Holding, Arkoma Holding, Redwine Holdings, any of the Spring

Companies or any other Person or (b) to become responsible or liable for any presently existing breach or violation, in any material respect, of any Environmental Laws applicable to the assets of any of the Spring Companies or Arkoma Holding.

                                   ARTICLE V
                           Miscellaneous Provisions
                            ------------------------

          5.01.  Reference to Loan Agreement.  The other Loan Papers, and any
                 ---------------------------
and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

          5.02.  Expenses of Agents.  As provided in the Loan Agreement, Company
                 ------------------
agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

          5.03.  Counterparts.  This instrument may be executed in one or more
                 ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

          5.04.  Headings.  The headings, captions, and arrangements used herein
                 --------
are for convenience only and shall not affect the interpretation of this instrument.

          5.05.  Applicable Law.  THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL
                 --------------
OTHER LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

          5.06.  Final Agreement.  THE LOAN AGREEMENT AS AMENDED HEREBY AND THE
                 ---------------
OTHER LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THE LOAN AGREEMENT OR THE OTHER LOANS PAPERS SHALL BE

MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND EITHER BANKS OR MAJORITY BANKS, AS PROVIDED IN THE LOAN AGREEMENT.

          IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.



                          [SIGNATURE PAGES TO FOLLOW]

                              COMPANY:
                              -------

                              CROSS TIMBERS OIL COMPANY,
                              a Delaware corporation

                              By:    /S/ JOHN O'REAR
                                     -----------------------------------------
                                     John O'Rear, Vice President and Treasurer


                              BANKS:
                              -----

                              MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK

                              By:    /S/ JOHN KOWALCZUK
                                     -----------------------------------------
                              Name:  John Kowalczuk
                                     -----------------------------------------
                              Title: Vice President
                                     -----------------------------------------


                              BANK OF AMERICA, N.A.

                              By:    /S/ J. SCOTT FOWLER
                                     ----------------------------------------
                                     J. Scott Fowler, Managing Director


                              CHASE BANK OF TEXAS, N.A.

                              By:    /S/ DALE HURD
                                     -----------------------------------------
                                     Dale Hurd, Managing Director


                              BANKBOSTON, N.A.

                              By:    /S/ GEORGE W. PASSELA
                                     -----------------------------------------
                              Name:  George W. Passela
                                     -----------------------------------------
                              Title: Managing Director
                                     -----------------------------------------


                              WELLS FARGO BANK (TEXAS), N.A.

                              By:    /S/ CHARLES D. KIRKHAM
                                     ---------------------------------------
                                     Charles D. Kirkham, Vice President

                              FROST NATIONAL BANK, as the surviving
                              bank by merger of Overton Bank and Trust, N.A., effective May 29, 1998

                              By:    /S/ W.H. ADAMS, III
                                     --------------------------------------
                              W.H.   (Bill) Adams, III, Senior Vice
                                      President


                              ABN-AMRO BANK N.V.

                              By:    /S/ JAMIE A. CONN
                                     --------------------------------------
                              Name:  Jamie A. Conn
                                     --------------------------------------
                              Title: Vice President
                                     --------------------------------------


                              By:    /S/ ROBERT J. CUNNINGHAM
                                     --------------------------------------
                              Name:  Robert J. Cunningham
                                     --------------------------------------
                              Title: Group Vice President
                                     --------------------------------------


                              BANK OF MONTREAL

                              By:    /S/ MELISSA A. BAUMAN
                                     --------------------------------------
                              Name:  Melissa A. Bauman
                                     --------------------------------------
                              Title: Director, U.S., Corporate Banking
                                     --------------------------------------


                              THE BANK OF NEW YORK

                              By:    /S/ RAYMOND J. PALMER
                                     --------------------------------------
                              Name:  Raymond J. Palmer
                                     --------------------------------------
                              Title: Vice President
                                     --------------------------------------

                              PARIBAS

                              By:    /S/ DOUG LIFTMAN
                                     --------------------------------------
                              Name:  Doug Liftman
                                     --------------------------------------
                              Title: Director
                                     --------------------------------------

                              By:    /S/ BRIAN MALONE
                                     --------------------------------------
                              Name:  Brian Malone
                                     --------------------------------------
                              Title: Director
                                     --------------------------------------

                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:    /S/ PHILIPPE SOUSTRA
                                     --------------------------------------
                              Name:  Philippe Soustra
                                     --------------------------------------
                              Title: Senior Vice President
                                     --------------------------------------

                              FIRST UNION NATIONAL BANK

                              By:    /S/ ROBERT R. WETTEROFF
                                     --------------------------------------
                              Name:  Robert R. Wetteroff
                                     --------------------------------------
                              Title: Senior Vice President
                                     --------------------------------------

                              BANK ONE, TEXAS, N.A.

                              By:    /S/ W. MARK CRANMER
                                     --------------------------------------
                              Name:  W. Mark Cranmer
                                     --------------------------------------
                              Title: Vice President
                                     --------------------------------------

                              NATEXIS Banque

                              By:    /S/ TIMOTHY L. POLVADO
                                     --------------------------------------
                                     Timothy L. Polvado, Vice President

                              By:    /S/ ERIC DITGES
                                     --------------------------------------
                                     Eric Ditges, Assistant Vice President


                              THE BANK OF NOVA SCOTIA

                              By:    /S/ F.C.H. ASHBY
                                     --------------------------------------
                              Name:  F.C. H. Ashby
                                     --------------------------------------
                              Title: Senior Manager Loan Operations
                                     --------------------------------------


                              COMERICA BANK-TEXAS

                              By:    /S/ DAIVD L. MONTGOMERY
                                     --------------------------------------
                                     David L. Montgomery, Vice President